PREFERRED STOCK	12 Months Ended
Dec. 31, 2011
PreferredStockAbstract
PREFERRED STOCK

16. PREFERRED STOCK

On January 9, 2009, as part of the U.S. Department of the Treasury (the “Treasury”) Troubled Asset Relief Program (“TARP”) Capital Purchase Program, the Corporation sold 28,685 shares of the Corporation’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, having a liquidation preference of $1,000 per share, and a ten-year warrant to purchase up to 150,296 shares of the Corporation’s common stock, no par value at an exercise price of $28.63 per share, after adjusting for the five percent stock dividend declared on June 18, 2009, for an aggregate purchase price of $28.7 million in cash, allocated $1.6 million to warrants and $27.1 million to preferred stock.

Cumulative dividends on the preferred shares accrue on the liquidation preference at a rate of 5 percent per annum for the first five years, and at a rate of 9 percent per annum thereafter. Subject to the approval of the Board of Governors of the Federal Reserve System, the preferred shares are redeemable at the option of the Corporation at 100 percent of their liquidation preference. If the Corporation redeems the preferred shares and the Treasury still owns the warrant, the Corporation could repurchase the warrant from the Treasury for its fair market value. Unless both the holder and the Corporation agree otherwise, the exercise of the warrant will be a net exercise (i.e., the holder does not pay cash but gives up shares with a market value at the time of exercise equal to the exercise price, resulting in a net settlement with significantly fewer than the 150,296 shares of common stock being issued).

The Securities Purchase Agreement, pursuant to which the preferred shares and the warrant were sold, contains limitations on the payment of dividends on the common stock, including with respect to the payment of quarterly cash dividends in excess of $0.16 per share, which was the amount of the last regular dividend declared by the Corporation prior to October 14, 2008 and on the Corporation’s ability to repurchase its Common Stock. The Corporation is also subject to certain executive compensation limitations included in the Emergency Economic Stabilization Act of 2008 (the “EESA”).

On January 6, 2010 and March 2, 2011, the Corporation redeemed 25 percent of the preferred shares issued under the Treasury’s CPP, each time repaying approximately $7.2 million to the Treasury, including accrued and unpaid dividends of approximately $51 thousand and $17 thousand, respectively. As a result of the repurchase, the accretion related to the preferred stock was accelerated and approximately $330 thousand and $246 thousand was recorded as a reduction to retained earnings in the first quarters of 2010 and 2011, respectively. The Corporation’s redemption of the shares was not subject to additional conditions or stipulations from the Treasury.